IMPORTANT NOTICE:

J.P. Morgan Securities Inc. (“JPMorgan”) and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	16277088.50	28230070.91	7102809.75	-	-	Total Balance	9,241,555
70.01 to 75	5532925.61	18419801.79	2257319.94	-	-	% Pool Balance	2.08%
75.01 to 80	20552774.74	130210463.81	19738205.34	-	240800.00	Ave. FICO	616
80.01 to 85	7364721.28	32576402.02	8568272.90	-	-	Ave. LTV	76.90%
85.01 to 90	13245910.60	73541746.69	15363776.07	-	-	% Full Docs	100.00%
90.01 to 95	3947573.17	32897934.14	4698020.96	-	-
95.01 to 100	2123693.42	2306918.95	441000.00	-	-	Silent Seconds Stratification:
100.01 plus	-	-	-	-	-	Total Balance	112,740,253
						% Pool Balance	25.30%
FICO						Ave. FICO	626
below 549	3945707.72	31515440.43	2410121.25	-	-	Ave. LTV	79.82%
550 to 574	4384150.87	34442332.10	4823529.64	-	-	% Full Docs	55.18%
575 to 599	10621126.64	55708252.02	9121187.90	-	-
600 to 624	15167385.58	89612934.45	16277823.44	-	-	Second Lien Stratification:
625 to 649	13288850.67	60433259.09	14472681.69	-	240800.00	Total Balance	549,518
650 to 674	11414575.97	29199194.32	7159316.19	-	-	% Pool Balance	0.12%
675 to 699	5499084.43	12079845.99	2398522.06	-	-	Ave. FICO	654
700 plus	4723805.44	5192079.91	1506222.79	-	-	Ave. LTV	99.39
						% Full Docs	43.68%
Property Type:
Single-Family Detached	55083498.84	234864613.37	44403096.63	-	240800.00	LTV Above 90 Stratification:
PUD	7238912.60	47696260.81	8396566.13	-	-	Total Balance	46,415,141
Condo	1040033.28	11342867.43	1684175.77	-	-	% Pool Balance	10.42%
3+ Family Det.	3674180.57	11848659.27	1326627.16	-	-	Ave. FICO	613
Manufactured House	1288299.53	6976487.87	976767.14	-	-	Ave. LTV	95.38%
Other	719762.50	5454449.56	1382172.13	-	-	% Full Docs	73.44%

Purpose:
Purchase	10222165.46	139694662.43	16182238.64	-	240800.00
Refinance rate/term	8867530.05	14135722.12	9309968.22	-	-
Cash Out Refi (COF) Below 70 LTV	13421263.45	23980676.74	5406951.12	-	-
COF with LTV 70.01 to 75	4908105.14	15609187.00	1000262.45	-	-
COF with LTV 75.01 to 80	13426932.79	38604851.26	8282236.33	-	-
COF with LTV 80.01 to 85	5354499.69	24428826.24	5889384.79	-	-
COF with LTV 85.01 to 90	9549710.58	46260054.22	8626155.55	-	-
COF with LTV 90.01 to 95	2179330.29	14072158.30	3031207.86	-	-
COF with LTV 95.01 to 100	1115149.87	1397200.00	441000.00	-	-
COF with LTV 100.01 plus	-	-	-	-	-
Other	-	-	-	-	-

Occupancy Status:
Owner Occupied	64632748.17	304203597.44	56235750.43	-	240800.00
2nd Home	457014.58	5510231.89	174000.00	-	-
Investment	3954924.57	8469508.98	1759654.53	-	-
Other	-	-	-	-	-

Loan Balance
Below 50,000	2024108.60	994303.75	47700.00	-	-
50,000.01 to 100,000	11991964.55	37069401.63	7445394.71	-	-
100,000.01 to 150,000	21399276.55	84109165.34	14711126.22	-	-
150,000.01 to 200,000	10749063.34	65191732.28	13707874.83	-	-
200,000.01 to 400,000	19633915.90	113856311.58	19160009.20	-	240800.00
400,000.01 to 500,000	2726358.38	11114071.85	3097300.00	-	-
500,000.01 to 600,000	520000.00	3243809.33	-	-	-
600,000.01 to 1,000,000	-	2604542.55	-	-	-
1,000,000.01 and above	-	-	-	-	-

Loan Term
>30 Years	-	-	-	-	-
30 Years	62633851.17	318019334.31	58169404.96	-	240800.00
20 Years	1399730.73	164004.00	-	-	-
15 Years	4550403.01	-	-	-	-
Other	460702.41	-	-	-	-

Documentation Type
Full Documentation	46987982.91	201708047.20	38431428.51	-	-
Limited Documentation	22056704.41	116475291.11	19737976.45	-	240800.00
Stated Docs with LTV below 70	-	-	-	-	-
Stated Docs with LTV 70.01 to 75	-	-	-	-	-
Stated Docs with LTV 75.01 to 80	-	-	-	-	-
Stated Docs with LTV 80.01 to 85	-	-	-	-	-
Stated Docs with LTV 85.01 to 90	-	-	-	-	-
Stated Docs with LTV 90.01 to 95	-	-	-	-	-
Stated Docs with LTV 95.01 to 100	-	-	-	-	-
Stated Docs with LTV above 100.01	-	-	-	-	-
Other	-	-	-	-	-

Lien Status
1st Lien	68495168.96	318183338.31	58169404.96	-	240800.00
Second Liens with LTV below 85	-	-	-	-	-
Second Liens with LTV 85.01 to 90	22489.50	-	-	-	-
Second Liens with LTV 90.01 to 95	22412.54	-	-	-	-
Second Liens with LTV 95.01 to 100	504616.32	-	-	-	-
Second Liens with LTV above 100.01	-	-	-	-	-

Interest Only
Dollar of Mortgage Type	2,183,600.00	47,182,273.72	9,315,815.23	-	-
Ave. FICO	667	633	635	-	-
Ave. LTV	80.70	81.78	82.46	-	-
% Stated Docs	-	-	-	-	-
% Full Docs	70.88	71.56	64.08	-	-